Investor Presentation Third Quarter 2017 Axalta Coating Systems Ltd. Exhibit 99.1

2PROPRIETARY Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

Axalta: 150+ Years Of Coatings Excellence










Cromax
Cromax Pro
WB2040


AXALTA
NYSE

1866

Herberts founded - original Standox® paints producer

1900-1970s

1900s: Permanent colors® manufactured, the first breakthrough lacquer enamel technology

1920s: Duco® paints (U.S.) and Spies Hecker® (Germany) introduced as sprayables

1950s: Standox® paints launches premium line; First to develop L,a,b color equations, the foundation of modern color science

1980-1990s

- Imron® enamel introduced
- Alesta® powder coatings launched
- First spectrophotometer introduced
- First waterborne OEM coatings in U.S.
- Cromax® waterborne basecoat introduced
- Herberts coatings (EMEA) acquired

2000-2012

- Super-high solids OEM coatings introduced
- Imron® Elite finishes introduced
- ChromaPremier® Pro high productivity system launched
- Acquire Plus™ EFX spectrophotometer launched

2013

- Axalta Coating Systems becomes an independent company
- New global headquarters in Philadelphia, PA with substantially new executive leadership
- Introduction of end-market focus and leadership

2014-2017

- November 2014 IPO (NYSE: AXTA)
- Expand capacity in China, Germany, Mexico, Brazil, India and Argentina; upgrade multiple other facilities
- Build Asia-Pacific Technology Center in Shanghai and Global Innovation Center in Philadelphia, PA
- Acquire Valspar's Wood business (N.A.), Dura Coat (U.S.), Spencer (U.K.) & other smaller transactions
- Introduce Ganicin™ corrosion-resistant coating system for industrial applications
- Launch AquaEC 6100 e-coat
- Introduce Syrox™ mainstream waterborne refinish solution

PROPRIETARY 3 AXALTA COATING SYSTEMS

4PROPRIETARY Axalta’s Ongoing Transformation Early Transformation 2015 - 2016 Significant Progress During Period of Emerging Markets and FX Turmoil 2013 - 2014 Carve Out  Completed separation  New leadership team  Initial growth strategy  Incentives realigned  Global re-branding Ongoing Transformation 2017 +  Focus on profitable growth  Early productivity progress  First M&A transactions  PE sell-down & board transformation completed  Ongoing cultural shift to focus on profitable growth  Maturity of organization / team  The Axalta Way - next phases  Increased M&A cadence  Focus on capital allocation

5PROPRIETARY Refinish $1.7 B (41%) Industrial $0.7 B (18%) Body Shops Light Vehicle $1.3 B (33%) Comml Vehicle $0.4 B (8%) Performance Coatings $2.4 Billion, 59% of Sales General Industrial, Electrical Insulation, Architectural Transportation Coatings $1.7 Billion, 41% of Sales Adjusted EBITDA1,2 - $550 M (23% Margin) Adjusted EBITDA1,2 - $353 M (21% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2016, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix Axalta: A Global Leader In Coatings

6PROPRIETARY Grow The Business, Refine The Cost Structure  Growth Supported by Clear Strategies, Greater Resources  Market Share Gains in Core Markets From Innovation, Service Execution  Emerging Markets Focus for Long Term Opportunity  Globalizing Existing Products to Reach Underserved Markets  Optimizing Procurement  Streamlining Organization  Refining Operating Model  Global Fit-For-Purpose Cost Structure Profitable Growth Underpinned by Both Top and Bottom Line Initiatives Enhance ProductivitySet a Cadence of Growth

7PROPRIETARY Key Goals For 2017 Key Objectives for Growth & Value Creation Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service  Outgrow our End-markets  Execute on Structural Savings  Maintain Active Operating Cost Discipline  Drive Differentiated Customer Technical Service & Product Innovation  Disciplined Capital Allocation  Continue Balance Sheet & Cash Flow Discipline

Selected Acquisitions

AXALTA

Target	End-Market	Geography	Company Overview
metalak partner in proces	Refinish	EMEA	Axalta's exclusive distributor for Spies Hecker in the Netherlands and Flanders
CHEM SPEC USA	Refinish	North America	Cleveland-based refinish manufacturer focused on mainstream segment
HIPIC AUTOMOTIVE PAINT	Refinish	Asia Pacific	Leading producer of refinish coatings in Malaysia and Indonesia
United Paint	Light Vehicle	NA / LA / AP	Leading N.A. supplier of automotive interior coatings; strong position with N.A. OEM's
DURA COAT PRODUCTS INC	Industrial	North America	Leading independent supplier of coil coatings in N.A.
Ellis ELLIS PAINT COMPANY	Ind/Ref	North America	Leading niche California-based industrial and refinish coatings manufacturer
CENTURY INDUSTRIAL COATINGS	Industrial	North America	Texas-based storage tank, hardboard, structure steel, wood and OEM coatings manufacturer
valspar	Industrial	NA / LA	Leading provider of coatings for the OEM and aftermarket Industrial Wood Markets
SPENCER COATINGS GROUP	Industrial	EMEA / AP / NA	Leading manufacturer of coatings for heavy equipment, general industrial, O&G & glass
CH COATINGS	Refinish	EMEA	Leading importer and distributor throughout Switzerland of Spies Hecker
Plascoat	Industrial	EMEA	Leading supplier of thermoplastic powder coatings based in the United Kingdom

PROPRIETARY 8 AXALTA COATING SYSTEMS

9PROPRIETARY Axalta Operates Fundamentally Strong Businesses 9 Global Market Leadership Positions Significant Competitive Advantages A Service-Led Business Model Structurally Attractive Global End Markets Highly Variable Cost Structure & Low Capital Intensity

10PROPRIETARY Global Market Leadership Positions Axalta’s Global Scale Enables Market Leadership _______________________________________________ Net Sales as of FY 2016 1. Mexico is included in Latin America 2. Includes 12 JV facilities.  49 manufacturing facilities  48 customer training sites  4 technology centers  ~13,300 employees, ~130 countries North America1 35% Sales Latin America1 11% of Sales Asia Pacific 18% of Sales EMEA 36% of Sales Manufacturing Facility2 Technology Center

11PROPRIETARY Global Market Leadership Positions Peer 1 Axalta Peer 2 Peer 3 Other ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta Peer 1 Peer 2 Peer 3 Other Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 __________________________________ Source: Orr & Boss, Axalta estimates (2016) #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle  #2 in powder coatings globally  #2 in industrial wood coatings in North America  #2 in energy solutions coatings globally  #2 in industrial e-coat globally  #1 supplier to North America heavy duty truck market  Leading supplier to other offroad vehicle niches

12PROPRIETARY Significant Competitive Advantages Differentiated Franchise with Global Scale and Strong Competitive Advantages  4+ million color variations  Hundreds of formulations in automotive & industrial  Deep coatings heritage  Broad global brand portfolio  1,300+ technology employees  $165+ million annual spend  Leading productivity  50 plants on 5 continents  Significant legacy capital investment  Process technology has solid competitive barriers  Dedicated employees in OEM plants  Technical support to body shops Technology Innovation Extensive Formulation Database Deep Process Technology Knowledge Leading Brands Differentiated Technical Support Product Process Service

13PROPRIETARY Industry Trends Axalta Technologies Vehicle Light-Weighting  Broad substrate coating solutions for next generation materials Body Shop Consolidation  Axalta coatings technology and service drives customer shop productivity Significant Competitive Advantages Color Complexity  OEMs linkage grows color library, advanced color matching a refinish differentiator  Axalta innovations reduce capital intensity, footprint, and energy use for customersOEM Productivity Requirements Environmental Regulation  Complete VOC-compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends

14PROPRIETARY  Painter training  Shop productivity  Ongoing support A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: ~5% of total repair cost Axalta’s First Product is Service  Paint mixing  Line service  Technical services Refi n is h T ranspo rta tio n

Structurally Attractive Global End-Markets

Strong Coatings Growth Outlook



Coatings Industry Sales
($ billions)
CAGR: 4%
Industrial
Commercial Vehicle
Light Vehicle
Refinish
23.3
3.3
7.775
7.7
28.8
3.8
8.725
8.6
2016
2020E

Source: Orr & Boss (2016), Axalta estimates

Diverse Industry Growth Drivers

- **Refinish**: Car parc, miles driven, and collision rates
- **Light Vehicle**: Emerging markets & middle class growth; developed markets consumer strength
- **Commercial Vehicle**: Global consumer markets expanding; infrastructure growth; professionalized logistics management
- **Industrial**: Global GDP and IP; technical & application sophistication with enhanced functionality and durability

Long Term Alignment With Global Growth

PROPRIETARY 15 AXALTA COATING SYSTEMS

16PROPRIETARY Highly Variable Cost Structure & Low Capital Intensity  ~45-55% of COGS come from variable raw material inputs  Utilize temporary labor to maximize flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  2016 Capex at $136 million was 3.3% of sales, but only 1.2% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns

17PROPRIETARY Axalta’s Evolution Is Grounded In Fundamental Goals Focus on operational excellence and foster a culture of accountability Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology and service capabilities Grow in existing markets with our industry-leading products and services

18PROPRIETARY Axalta’s Strategy: Grow Core Products & Markets Performance Coatings Strong Momentum Driven by Customer-Centric Approach Transportation Coatings Geography Product Breadth Customer Consolidation Premium Mainstream Economy Existing Customers Under-served Customers Global CV Markets

Axalta's Strategy: Accelerate Growth In Emerging Markets

Emerging Market Growth



Coatings Market
($ Billions)
CAGR: 6%
$21.1
$22.4
$23.8
$25.3
$26.8
2016
2017E
2018E
2019E
2020E

Source: Orr & Boss (2016)



China Car Parc
(thousands)
CAGR: 10%
136
156
176
197
219
242
267
291
317
2013A
2015A
2017E
2019E
2021E

Source: LMC Automotive (2016)

Growth Drivers

- Growth of middle-classes in emerging economies
- Increased vehicle penetration per capita & expansion of car parc
- Elevated collision rates vs. developed markets

EMEA

- Underpenetrated in W. Europe periphery, E. Europe, Africa, Middle East
- Concentration at premium end implies opportunity in growing mainstream segment

Americas

- Opportunity to broaden geographic presence in South America, leverage distribution strength in Mexico to cross-sell industrial products
- Refinish opportunity to extend presence in mainstream and economy products

APAC

- China opportunity to extend mainstream and economy refinish presence
- LV share remains under-represented with domestic OEMs
- Asia ex-China broader opportunity to grow across product lines

Significant Emerging Markets Growth Opportunity

PROPRIETARY 19 AXALTA COATING SYSTEMS

20PROPRIETARY Architectural Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Targeting mid-single digit growth CAGR  Double digit growth in new customer adds 2015-17e  Added significant infrastructure and investment over 4 years A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving (ACE) Oil & Gas Coil Industrial Wood Organic Growth Inorganic Growth  Targeting significant growth from acquisitions  Completed 6 transactions with $350+ million in net sales  M&A leverages procurement, distribution and R&D resources

21PROPRIETARY  Ongoing Axalta Way productivity  Axalta operating system rollout  R&D / Innovation enablers  Salesforce investment  Manufacturing footprint balancing  Enhanced IT tools  Product complexity reduction Leadership & Culture  Tone set by senior leaders  Independence with accountability  Leadership stabilized across the matrix  Supporting and educating our people  Talent roadmaps to sustain and grow  Refining the culture deeper in the company Organization & Operations Employees Feel the Effect of Our Focus and Accountability Axalta’s Strategy: Focus On Operating Excellence

Financial Overview

23PROPRIETARY Axalta Today: Shifting Gears To Larger Projects Underlying Market Growth Core Market Growth Operational Improvements Tuck-in Organic Levers For Growth Inorganic / M&AMargin Levers Growth + Margins + Allocation Focus = Best-in-class Shareholder Returns Optimized Capital Allocation & ROIC Axalta Way Bolt-on Strategic Partnerships Geographic Expansion Globalize Local Products Innovation / New Products Business Mix Shifts Complexity Reduction

24PROPRIETARY Q3 Consolidated Results CommentaryFinancial Performance Net Sales Variance $1,021 Price Acq. Q3 2017FXQ3 2016 Volume Net sales growth driven by acquisitions  Acquisitions provided +9.7% growth in Performance Coatings, mainly in North America and EMEA  Net sales pressured by lower volumes in North America and Latin America Refinish, partially offset by solid growth in Industrial and Commercial Vehicle end-markets  Reduced average pricing in Light Vehicle and Industrial, partially offset by increased Refinish average price  1.9% favorable currency impact driven by stronger Euro; an inflection point following 2+ years of currency headwinds (3.9%) (0.7%) +1.9% +9.7% +7.0% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 694 617 12.5% 10.4% Transportation 398 404 (1.4%) (2.8%) Net Sales 1,092 1,021 7.0% 5.1% Net Income (Loss) (1) 55 (7) Adjusted EBITDA 210 230 (9.1%) (1) Represents Net Income (Loss) attributable to controlling interests Q3 % Change

The Axalta Way: Driving Towards World Class Productivity

Cumulative Productivity Savings
($ millions)



Continued progress
$37
$89
~$150
~$200
2014
2015
2016
2017E
2018E

Commercial
- Commercial process excellence
- Dynamic pricing and consistent terms
- Improved salesforce training / capability

Operations / Procurement / Technology
- Manufacturing support function review
- Technology organization restructuring
- Logistics and network optimization

SG&A
- Salesforce coverage realignment
- Sales support simplification
- Overhead expense reduction
- Asset and footprint rationalization

"A focused approach to doing business that drives profitability by improving our efficiency, productivity, and growth opportunities every day, wherever we do business"

PROPRIETARY 25 AXALTA COATING SYSTEMS

26PROPRIETARY Capital Expenditures Capex by Year and Category ($ millions) Commentary $59 $60 $53 $50 $35 $12 $53 $39 $48 $80 $38 $75 $46 $39 $15 $109 $188 $138 $136 $130 2013 2014 2015 2016 2017E Maintenance Growth Productivity Prioritization Of Capital Spending; Focus On High IRR Capex  Major Capex projects completed in 2016  Asia Pacific Technology Center  Argentina – New Manufacturing Site  Major Capex projects planned for 2017  Philadelphia - Global Innovation Center  Jiading –WB Expansion  Savli – OEM Manufacturing & Laboratory

27PROPRIETARY 13.2% 13.2% 11.6% 10.2% 10.2% PPG RPM AKZA SHW AXTA Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q3 2017  Axalta’s ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting  Drivers of ROIC upside:  Growth in NOPAT from ongoing business execution  Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency  We believe that over time we can achieve returns in excess of the peer group averages Return on Invested Capital (ROIC) Commentary NOPAT ROIC (LTM) Effective Capital Allocation Should Drive Improved Returns

28PROPRIETARY Debt Reduction Organic Investment Capex / R&D M & A Dividends - No current dividend Share Repurchases - Offset dilution - Opportunistic buys Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? Free Cash Flow No Excess Yes Yes Yes No Axalta Today: Focus On Capital Allocation

29PROPRIETARY Debt and Liquidity Summary Capitalization Comments  Leverage ratio stable relative to last quarter due primarily to:  Increased debt balances from Euro denominated instruments from continued strength in the Euro  North American Industrial Wood acquisition financed and completed in June 2017 only contributes four months to LTM Adjusted EBITDA  LTM Adjusted EBITDA impacted by lower Q3 result versus prior year  Increase in cash balances partially offset noted headwinds above (1)Assumes exchange rate of $1.177 USD/Euro (2)Total Net Debt = Total Debt minus Cash and Cash Equivalents (3)Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA ($ in millions) @ 9/30/2017 Maturity Cash and Cash Equivalents $589 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,972 2024 First Lien Term Loan (EUR) (1) 464 2023 Total Senior Secured Debt $2,436 Senior Unsecured Notes (USD) 490 2024 Senior Unsecured Notes (EUR) (1) 388 2024 Senior Unsecured Notes (EUR) (1) 521 2025 Capital Leases 53 Other Borrowings 14 Total Debt $3,903 Total Net Debt (2) $3,314 LTM Adjusted EBITDA $864 Total Net Leverage (3) 3.8x

Full Year 2017 Guidance

($ millions)	Q2 Guidance	Revised
Net Sales	7-8%	6-7%
Net Sales, ex FX	8-9%	6-7%
Adjusted EBITDA	$940-970	$870-900
Interest Expense	~$150	~$150
Tax Rate, As Adjusted	22-24%	22-24%
Free Cash Flow Cash flow from operations less capex	$440-480	$360-400
Capex	~$130	~$130
D&A	$350	~$350
Diluted Shares (millions)	246-249	~246

Comments on Revised Guidance

- Full year guidance has been revised to reflect impacts from distributor working capital adjustments, raw material costs, and recent natural disasters
- Net sales growth includes incremental M&A contribution from completed acquisitions
- Margin headwinds from input cost inflation, certain pricing and mix differences
- Tax rate, as adjusted, benefits from full year effect of actions completed in mid-2016
- Free cash flow expectation incorporates reduced Adjusted EBITDA forecast

PROPRIETARY 30 AXALTA COATING SYSTEMS

Performance Coatings: Refinish

32PROPRIETARY Refinish Axalta Refinish Overview 25% Global Market Share Service Led Business Innovation Drives Leadership Global Strategy & Support

The Global Refinish Market Is Growing

Projected Industry Sales



($ billions)
2.7% CAGR
$7.7
$7.9
$8.2
$8.4
$8.6
APAC
Lat. Am.
EMEA
N.A.
2016
2017E
2018E
2019E
2020E

Source: Orr & Boss; Axalta estimates

Key Market Trends

- Growing car fleet, miles driven, and accident rates
- Globally stable competitive dynamics
- Body shop consolidation & professionalization
- Environmental regulation drives high-productivity coatings adoption

Axalta's Strategies For Growth

- Extend leadership position in premium segments
- Increase share in under-represented markets
- Expand mainstream and economy products
- Leverage customer consolidation trends
- Focus on expanding our distribution partnerships

PROPRIETARY
33
AXALTA COATING SYSTEMS

Axalta Has A Very Strong Position In Refinish Globally

Global Share Position

Refinish Industry Sales: ~$7.7 billion


#1
Axalta 25%
Peer 1
19%
Peer 2
11%
Peer 3
11%
Peer 4
4%
Other
30%

Source: Orr & Boss (2016); Axalta estimates

Axalta Global Refinish Dynamics

EMEA
- Strong heritage through 1999 Herberts acquisition
- Diverse region with both mature and developing markets
- Leading waterborne coatings adoption

NA
- MSOs gaining share and Axalta benefits directly
- Continued strong core products serve the entire collision market
- Leading VOC-compliant products meet environmental regulation shifts

APAC
- Chinese car parc drives growth for region
- Significant OEM influence in collision repair industry
- Opportunity for growth in mainstream and economy product lines

Lat Am
- Mexico and Brazil represent Axalta's largest markets
- Economy segment represents growth opportunity longer-term
- Strong local manufacturing base for Axalta products

PROPRIETARY 34 AXALTA COATING SYSTEMS

35PROPRIETARY The Refinish Process At A Glance Consumer Body Shop Accident Call Insurance Car to Body Shop Repair Performed Vehicle Returned Prepare Surface Primer Surfacer Color Match Basecoat Clearcoat Paint Mixed Customer Satisfaction Depends on Quick, High-Quality, Cost-Effective Repairs

Performance Coatings: Industrial Coatings

37PROPRIETARY Axalta Industrial Overview Wood Powder Coatings Coil Energy Solutions Industrial Coating Systems #2 North America Wood Coatings Supplier Global Supplier of Powder Coatings Global Supplier to the Electrical Insulation Sector Global Supplier of Industrial E-Coat POWDER LIQUID E-COAT

The Industrial Coatings Market

Projected Industry Sales



($ in billions)
5.4% CAGR
$23.3
$24.6
$25.9
$27.3
$28.8
APAC
Lat. Am.
EMEA
N. A.
2016
2017E
2018E
2019E
2020E

Source: Orr & Boss; Axalta estimates

Strategies For Growth

- **Wood:** Expand product line, channel access; expand segments (furniture, distribution); broaden geographic reach
- **Powder Coatings:** Expand distribution and marketing channels; Expand color range to compete with liquid alternatives; build metallic capability to world class level
- **Electrical Insulation Systems (EIS):** Continue to build global capability; extend into mainstream markets; target attractive sub-segments; add product lines (ie. compounds, lubricants)
- **General Industrial:** Accelerate globalization of acquired liquid products and niche markets; develop industry leadership in key value-added coatings; win approvals in agriculture, construction and earthmoving (ACE) markets
- **Coil:** A top 4 player in U.S. market; globalize; focus on value-added premium segments

PROPRIETARY
38
AXALTA COATING SYSTEMS

Industrial Coatings: A $28B Market Opportunity For Axalta

Currently Served Sub-Markets



($ billions)
Wood $4.5
General Industrial $12.0
Coil $4.5
Electrical Insulation $2.0
Oil & Gas $3.5
ACE $1.5
Architectual Extrusions $1.5

*Coil and Wood North America only

Market Drivers

Volume growth driven by global GDP and Industrial Production
- China drives >40% of global industrial coatings consumption
- Building construction is a key driver

Coatings suppliers are consolidating
- Driven by scale advantages and globalization; some niches remain fragmented

Technology innovation is a catalyst for growth
- Global increase in demand for electric vehicles, alternative energy sources, and environmentally friendly coatings across all end user segments

Customers are globalizing
- Local product must meet global specifications consistently

Global infrastructure growth is driving demand
- High temperature resistance required for energy applications
- Demand for electrical insulation products linked to infrastructure
- Increased construction in developing markets

Oil and gas pipeline expansion
- Boost in pipeline construction to connect existing infrastructure

PROPRIETARY 39 AXALTA COATING SYSTEMS

40PROPRIETARY Leading In Product Innovation HydroponTMGlass Coating Anti-Shatter Alesta® Lync Matte Clear technology Voltahyd 2250 waterborne series ICONICA Collection

41PROPRIETARY Monumental 2017 Wins Transbay Transit Center Decor Cabinet Company Amazon warehouse Philharmonie De Paris Concert Hall Lucid Motors Qualiform Metals

Transportation Coatings Overview

43PROPRIETARY #2 global supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road  General aviation Synergies Global OEM Alliances Focused Support Models Market Drivers Axalta’s Transportation Segment

44PROPRIETARY Projected Industry Sales: Light Vehicle Projected Industry Sales: Commercial Vehicle _____________________________ Source: Orr & Boss; Axalta estimates ($ billions) ($ millions) _____________________________ Source: Orr & Boss; Axalta estimates $1.5 $1.5 $1.5 $1.6 $1.6 $2.3 $2.3 $2.4 $2.5 $2.5 $0.5 $0.5 $0.6 $0.6 $0.6 $3.5 $3.6 $3.7 $3.9 $4.0 2016 2017E 2018E 2019E 2020E $8.7 $8.5 $8.2$8.0 $7.8 $781 $799 $830 $862 $896 $588 $602 $620 $639 $658 $378 $398 $424 $472 $475 $1,519 $1,576 $1,634 $1,695 $1,756 2016 2017E 2018E 2019E 2020E $3,785 $3,668 $3,508 $3,375$3,265 Structurally Growing Markets APAC EMEA N. A. Lat. Am. APAC EMEA N. A. Lat. Am.

45PROPRIETARY  17% global light vehicle market share with strong OEM relationships in all regions  #1 player globally in heavy duty truck and bus  Extensive portfolio of technologies fit for purpose in each market  Showing results to date through business wins and global launches  Significant improvement in profit contribution from restructuring  Capacity investments to support growth in all regions  Technology & innovation progress underlies our strategy  Building capability and footprint in high growth regions  Expanding global brand strategy  Solidifying global account management  Demand drivers include  Global GDP  Vehicle replacement cycles  Growth in emerging markets  Infrastructure spending The global transportation market is projected to grow ~2.9% CAGR through 2020 Axalta is actively transforming its business for profitable growth Axalta is a leading global OEM coatings provider Progress to date has been strong Transportation Summary

46PROPRIETARY  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty Key Market Trends

47PROPRIETARY Global Share Significant Progress Made… Axalta 31% HDT and Bus Axalta 17% Light Vehicle Transforming A Global OEM Coatings Supplier  Must continue to align technology with customer needs in key target areas  Axalta needs to continue to refine cost structure to meet future challenges  Opportunity remains to penetrate underserved customers  Axalta must focus on both quality and productivity to maximize returns …But Opportunities Still Remain  Successfully added share with existing customers  Added significant business in China since carve-out  Added interior coatings to portfolio  Reduced cost structure substantially in lower margin areas  Numerous capacity investments addressed bottlenecks  Began implementation of Lean Enterprise

APPENDIX

49PROPRIETARY Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. ($ in millions) FY 2016 Q1 2016 Q2 2016 Q3 2016 Q1 2017 Q2 2017 Q3 2017 LTM 9/30/2017 Net Income (loss) $45 $33 $52 (5) $66 (19) $56 $68 Interest Expense, net 178 50 48 43 36 36 38 147 Provision for Income Taxes 38 14 17 (8) 10 10 2 37 Depreciation & Amortization 322 76 79 81 82 84 89 341 Reported EBITDA $583 $173 $195 $111 $194 $111 $185 $594 A Debt extinguishment and refinancing related costs 98 - 2 82 - 12 1 27 B Foreign exchange remeasurement (gains) losses 31 8 18 5 (1) 6 4 9 C Long-term employee benefit plan adjustments 2 1 1 1 - - - (1) D Termination benefits and other employee related costs 62 2 7 16 1 - 6 44 E Consulting and advisory fees 10 3 3 3 - - - 1 F Transition-related costs - - - - - 4 2 6 G Offering and transactional costs 6 - 1 3 (1) 7 - 8 H Stock-based compensation 41 10 11 10 10 11 9 40 I Other adjustments 5 2 2 1 - 3 1 3 J Dividends in respect of noncontrolling interest (3) (2) - (2) - (1) (2) (2) K Deconsolidation impacts and impairments 68 - 11 - - 74 4 135 Total Adjustments $319 $24 $56 $119 $9 $116 $25 $270 Adjusted EBITDA $902 $196 $251 $230 $203 $227 $210 $864

50PROPRIETARY Adjusted EBITDA Reconciliation (cont’d) A. During the year ended December 31, 2016 we amended our Credit Agreement and refinanced our indebtedness, resulting in losses of $88 million, and prepaid principal on our term loans, resulting in non- cash extinguishment losses of $10 million. In 2Q and 3Q 2016, we prepaid principal on the Term Loans and recorded non-cash losses on extinguishment of $2 million and $4 million, respectively. Additionally, in 3Q 2016 and 2Q 2017 we further amended our Credit Agreement and refinanced our indebtedness, resulting in losses of $78 million and $12 million, respectively. During 3Q 2017, we recorded $1 million resulting from changes in estimates associated with the refinancing of our term loans during 2Q 2017. We do not consider these to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Eliminates the non-cash, non-service cost components of long-term employee benefits. D. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar. These amounts are not considered indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as costs associated with the 2016 secondary offerings of our common shares by Carlyle, both of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation. I. Represents costs for certain non-operational or non-cash (gains) and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, during the year ended December 31, 2016, we recorded non-cash impairment charges relating to a real estate investment for $11 million and long-lived assets for $58 million. In conjunction with the deconsolidation of our Venezuelan subsidiary during 2Q 2017, we recorded a loss on deconsolidation of $71 million. In addition, during 2Q 2017 and 3Q 2017, we recorded non-cash impairment charges related to the closure and the sale of manufacturing facilities previously announced for closure of $3 million and $4 million respectively. We do not consider these to be indicative of our ongoing operating performance.

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970